SCHEDULE 14A INFORMATION
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

Emerging Markets Growth Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]	Fee paid with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

Emerging Markets Growth Fund, Inc.

Meeting of Shareholders — September 20, 2006

Important notice

A meeting of shareholders of Emerging Markets Growth Fund, Inc. will take place on September 20, 2006. It is very important that you take a few minutes to read the enclosed material in full and vote your shares as soon as possible. Registered investment companies are required to obtain shareholders’ approval for certain issues and as a shareholder, you have the right to vote on these matters.

While you are, of course, welcome to attend the meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet. The shareholder meeting is expected to be very brief because there will be no planned investment discussion. Please call Jennifer N. Woodward at (310) 996-6166 if you plan to attend. Regardless of your decision to attend at this time, please cast your vote as soon as possible. Voting now will ensure that your vote is counted if you are unable to attend, and will not prevent you from attending the meeting and voting in person instead.

Please don’t hesitate. Vote your shares today. Your prompt response will help reduce proxy costs — which are paid for by the Fund — and will also help you avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers the Fund’s proxy costs even further.

Thank you.

                       Sincerely,

                       Nelson N. Lee
                                                     Secretary

Emerging Markets Growth Fund, Inc.

Notice of Meeting of Shareholders
September 20, 2006

To the Shareholders of Emerging Markets Growth Fund, Inc.:

Notice is hereby given that a meeting of shareholders of Emerging Markets Growth Fund, Inc., a Maryland corporation (the “Fund”), will be held at 5:00 p.m. local time on Wednesday, September 20, 2006, at Shutters on the Beach Hotel, One Pico Boulevard, Santa Monica, CA 90405. The purpose of the meeting is to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

1.	The election of 12 Directors for the Fund.

2.	To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record of the Fund at the close of business on July 7, 2006, are entitled to notice of and to vote at the meeting or any adjournment thereof.

In accordance with the Fund’s By-Laws, the proposed business cannot be conducted at the meeting unless the holders of a majority of the outstanding shares of the Fund on the record date are present in person or by proxy. Therefore, please mark, sign, date and return the enclosed proxy card or cast your vote by telephone or the Internet, as soon as possible. You may revoke your proxy at any time before its use.

By order of the Board of Directors,

Nelson N. Lee
Secretary

July 18, 2006

Important

You can help the Fund avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (i) by calling the toll-free number as described in the enclosed insert; (ii) by accessing the Internet as described in the enclosed insert; or (iii) by marking, signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

Emerging Markets Growth Fund, Inc.
11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384

Proxy Statement
Meeting of Shareholders
September 20, 2006

The enclosed proxy is solicited by the Board of Directors (“Board”) of Emerging Markets Growth Fund, Inc. (the “Fund”) in connection with the meeting of shareholders to be held at 5:00 p.m. local time on Wednesday, September 20, 2006, at Shutters on the Beach Hotel, One Pico Boulevard, Santa Monica, CA 90405. As discussed more fully below, shareholders are being asked to vote on a proposal to elect 12 Directors (each, a “Director” and collectively the “Directors”) for the Fund. The Board knows of no business other than the election of Directors that will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. This Proxy Statement and proxy card are being mailed to shareholders on or about July 18, 2006.

If you complete, sign and mail the enclosed proxy card in the postage-paid envelope provided or record your vote via telephone or the Internet in time to be voted at the meeting, your shares will be voted exactly as you instruct. If you simply sign the proxy card, without otherwise completing it, your shares will be voted “for” the nominated Directors. Your vote can be revoked at any time before its exercise, either by filing with the Fund a written notification of revocation, by delivering a duly executed proxy card or a telephonic or Internet vote bearing a later date, or by attending the meeting and voting in person. All shares that are voted and votes to “withhold” are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, as are broker “non-votes” (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares). However, broker non-votes are not counted as part of the vote necessary to approve the proposals.

The Fund is a fully managed, diversified open-end interval investment company (“open-end interval fund”). In accordance with an order from the Securities and Exchange Commission (the “SEC”) permitting the Fund to operate as an open-end interval fund, the Fund redeems its shares at monthly intervals. At the close of business on July 7, 2006, the record date fixed by the Board for the determination of shareholders entitled to notice of and to vote at the meeting, there were 144,432,437 outstanding shares of capital stock, the only authorized class of securities of the Fund. There is no provision for cumulative voting and the number of shares outstanding equals the number of votes entitled to be cast.

Attached as Appendix A is a table that identifies those investors who owned or were known to own beneficially 5% or more of the outstanding shares of the Fund as of July 7, 2006.

With respect to the election of Directors, assuming a quorum is present at the meeting, the 12 nominees receiving the highest number of votes will be elected. If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

To obtain the necessary representation at the meeting, supplementary solicitations may be made by mail, telephone, facsimile, or personal contact by officers of the Fund, employees of the Fund or its affiliates, or proxy solicitation firms. The Fund has retained Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, to solicit proxies by mail at an anticipated cost of $5,000 plus postage expenses.

Proposal 1: Election of Directors

Twelve Directors are to be elected at the meeting, each to hold office until his or her successor is elected and qualified. The twelve nominees receiving the highest number of votes shall be deemed to be elected. Because it is not anticipated that meetings of shareholders will be held each year, the Directors' terms will be indefinite in length. All of the nominees for Director except Paul N. Eckley, Nancy C. Everett, L. Erik Lundberg, and Michael L. Ross were elected by the shareholders at previous shareholder meetings. Messrs. Eckley and Lundberg and Ms. Everett were elected by the Directors, including a majority of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (“1940 Act”) in December 2005; and Mr. Ross was elected by the Directors in May 2006.

Each of the nominees has agreed to serve as Director if elected. If any unforeseen event prevents one or more of the nominees from serving as Director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board shall recommend. The following table sets forth certain information regarding the nominees.

Board of Directors
Emerging Markets Growth Fund, Inc.
“Non-interested” Directors
Name and Age	Position with the Fund	Year First Elected a Director of the Fund[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director or Nominee for Director	Other Directorships[3] Held by Director
Paul N. Eckley Age: 51	Director	2005	Senior Vice President, Investments, State Farm Insurance Companies[4]	1	None
Nancy C. Everett Age: 51	Director	2005	Chairman, Chief Executive Officer, and former President and Chief Investment Officer, General Motors Investment Management Corporation; former Chief Investment Officer, Virginia Retirement System	1	General Motors Asset Management Absolute Return Strategies Fund, LLC
Beverly L. Hamilton Age: 59	Director	1991	Retired President, ARCO Investment Management Company	1	Oppenheimer Funds (director for 38 portfolios in the fund complex)
Raymond Kanner Age: 53	Director	1997	Director, Global Equity Investments, IBM Retirement Funds	1	None
L. Erik Lundberg Age: 46	Director	2005	Chief Investment Officer, University of Michigan	1	None
Helmut Mader Age: 63	Director	1986	Former Director, Deutsche Bank AG	1	None
William B. Robinson Age: 67	Director	1986	Director, Reckson Asset Management Australia Limited; Director, Unwired Australia Group Limited (Internet service provider); former Director, Deutsche Asset Management Australia Limited	1	None
Michael L. Ross Age: 37	Director	2006	Chief Investment Officer and Partner, Makena Capital Management, LLC; former Chief Investment Officer, Stanford Management Company	1	None
Aje K. Saigal Age: 50	Director	2000	Director, Investment Policy and Strategy, Government of Singapore Investment Corporation Pte Ltd.	1	None

“Interested” Directors[5]
Name and Age	Position with the Fund	Year First Elected a Director or Officer of the Fund[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director or Nominee for Director	Other Directorships[3] Held by Director
Shaw B. Wagener Age: 47	President and Chief Executive Officer	1997	Chairman of the Board, Capital International, Inc.; President and Director, Capital Group International, Inc.;[6] Director, The Capital Group Companies, Inc.[6]	1	None
Victor D. Kohn Age: 48	Executive Vice President	1996	President and Director, Capital International, Inc.; Senior Vice President, Capital International Research, Inc.;[6] Director, Capital Guardian Trust Company[6]	1	None
David I. Fisher Age: 66	Director	1986	Vice Chairman of the Board, Capital International, Inc.; Chairman of the Board, Capital Guardian Trust Company;[6] Vice Chairman of the Board, Capital International Limited;[6] Director, Capital International Research, Inc.;[6] Director, Capital Group Research, Inc.;[6] Chairman of the Board, Capital Group International, Inc.;[6] Director, The Capital Group Companies, Inc.[6]	1	None

1	Directors and officers of the Fund serve until their resignation, removal or retirement.
2	Capital International, Inc. serves as investment adviser for the Fund, and does not act as investment adviser for other registered investment companies.
3
This includes all directorships (other than those in the Fund) that are held by each Director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

4
For over five years until his resignation on June 2006, Paul N. Eckley served as senior vice president of State Farm Mutual Funds Trust and of State Farm Variable Products Trust, each of which have certain funds that are subadvised by Capital Guardian Trust Company, an affiliate of Capital International, Inc.

5	"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s investment adviser, Capital International, Inc. or its affiliated entities.
6	Company affiliated with Capital International, Inc.

The address for all Directors of the Fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, 90025-3384, Attention: Fund Secretary. Correspondence intended for Directors should be sent to this address.

Director compensation and Fund ownership

No compensation is paid by the Fund to any Director who is a director, officer or employee of Capital International, Inc. or its affiliates. In 1998, the Fund began compensating Directors who are not affiliated with Capital International, Inc. Effective January 1, 2006, the Fund pays to each “non-interested” Director an annual fee of $30,000 plus an additional annual retainer fee of (i) $10,000 to the independent chair of the Board, (ii) $5,000 to the independent vice chair of the Board, (iii) $5,000 to the Audit Committee chair and $3,000 each to the Committee on Directors chair and the Contracts Committee chair. The Fund also pays “non-interested” Directors $3,000 for each Board meeting attended and $1,500 for each committee meeting attended as a member of such committee, except for the independent chair who is paid the $1,500 attendance fee for attending any committee meeting either as a member or nonmember. Additionally, a $1,500 attendance fee is paid to the “non-interested” Director who serves as the Fund’s representative and attends a committee meeting held by certain private equity funds that have been organized by Capital International, Inc. and in which the Fund has made investments in. Certain Directors are prohibited from receiving fees based on their employers' policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and committee meetings for the “non-interested” Directors. Six Directors own Fund shares, three of whom are affiliated with Capital International, Inc. Almost a majority of the “non-interested” Directors has a business affiliation with an institutional shareholder in the Fund.

For each of the nominees for Director, the tables below show the aggregate compensation paid by the Fund and the value of their holdings in the Fund, which is the only registered investment company managed by Capital International, Inc.

Name	Aggregate Compensation Including Voluntarily Deferred Compensation[1] From the Fund During Fiscal Year ended June 30, 2006	Dollar Range[2] of Fund Shares Owned as of June 30, 2006
“Non-interested” Directors
Paul N. Eckley	$30,000	Over $100,000
Nancy C. Everett	25,500[4]	None
Beverly L. Hamilton	54,500[3]	Over $100,000
Raymond Kanner	45,333[4]	$10,001 - $50,000
L. Erik Lundberg	30,000	None
Helmut Mader	58,500[3]	None
Michael L. Ross	7,000	None
William B. Robinson	66,014[3]	None
Aje K. Saigal	43,000[4]	None

“Interested” Directors[5]
David I. Fisher	None	Over $100,000
Victor D. Kohn	None	Over $100,000
Shaw B. Wagener	None	Over $100,000

1
Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the Fund in 1998. Any such compensation deferred under the Plan is credited to an account established in the name of each Director on the books of the Fund, to which deferred compensation is credited. Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amounts payable to the Director, as adjusted for any earnings, are not funded and are general unsecured liabilities of the Fund until paid to the Director.

2	Ownership disclosure is made using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
3
Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through the 2006 fiscal year for participating Directors is as follows: Beverly L. Hamilton ($381,784), Helmut Mader ($373,486), and William Robinson ($11,477).

4	Compensation was paid to the Director’s employer.
5	“Interested persons” within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s investment adviser, Capital International, Inc. or affiliated entities.

The Fund has an Audit Committee comprised of Paul N. Eckley, Raymond Kanner, L. Erik Lundberg, Helmut Mader, and Michael L. Ross, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The function of the Audit Committee is oversight of the Fund’s (1) accounting and financial reporting policies and practices, (2) internal controls over financial reporting and (3) financial statements. The Fund’s Audit Committee acts as a liaison between the Fund’s independent registered public accounting firm (who reports directly to the Audit Committee) and the full Board. There were five Audit Committee meetings held during the fiscal year ended June 30, 2006.

The Fund has a Committee on Directors comprised of Nancy C. Everett, Beverly L. Hamilton, and Helmut Mader, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. Attached as Appendix B is the Charter of the Committee on Directors, which has been adopted by the Committee setting forth its primary duties. The Committee on Directors periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board. The Committee on Directors also evaluates, selects and nominates independent director candidates to the full Board. While the Committee on Directors normally is able to identify from its own and other resources, an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee on Directors, c/o the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Directors (see also “Shareholder Proposals”). Although there are no specific, minimum qualifications that the Committee has established for independent director candidates, in evaluating candidates, the Committee on Directors will take into account all factors it considers relevant, including whether the candidate will maintain the international composition of the Board, bring emerging markets experience, and reflect different categories of shareholders. Five Committee on Directors meetings were held for the Fund during the fiscal year ended June 30, 2006.

The Fund has a Contracts Committee comprised of all Directors who are not considered to be “interested persons” of the Fund within the meaning of the 1940 Act. The Contracts Committee’s function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and the Fund’s investment adviser or the investment adviser’s affiliates, including the Investment Advisory and Service Agreement and any shareholder services agreement that the Fund may enter into and to make its recommendations to the full Board on these matters. One Contracts Committee meeting was held for the Fund during the fiscal year ended June 30, 2006.

During the 2006 fiscal year, the full Board held a total of five meetings. Each incumbent Director attended at least 75 percent of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a Director) and the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served), except Nancy C. Everett, who attended 71% of all meetings for which she is a member.

Officers
Emerging Markets Growth Fund, Inc.

Name and Age	Position with the Fund	Year First Elected an Officer of the Fund[1]	Principal Occupation(s) During Past 5 Years and Positions Held with Affiliated Entities
Other Officers
Nancy J. Kyle Age: 55	Senior Vice President	1996	Vice Chairman of the Board, Capital Guardian Trust Company[2]
Michael A. Felix Age: 45	Vice President and Treasurer	1993	Senior Vice President and Director, Capital International, Inc.; Senior Vice President, Treasurer and Director, Capital Guardian Trust Company[2]
Peter C. Kelly Age: 47	Vice President	1996
Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;[2] Secretary, Capital Group International, Inc.[2]

Robert H. Neithart Age: 40	Vice President	2000	Executive Vice President and Research Director of Emerging Markets, and Director, Capital International Research, Inc.;[2] Vice President and Director, Capital Strategy Research[2]
Abbe G. Shapiro Age: 46	Vice President	1997	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company[2]
Lisa B. Thompson Age: 40	Vice President	2000	Senior Vice President, Capital International Research, Inc.[2]
Nelson N. Lee Age: 34	Secretary	2005	Counsel, Capital International, Inc.; Counsel, Capital Guardian Trust Company[2]
Laurie D. Neat Age: 35	Assistant Secretary	2005	Senior Compliance Specialist, Capital International, Inc.; Senior Compliance Specialist, Capital Guardian Trust Company[2]
Jeanne M. Nakagama Age: 48	Assistant Treasurer	2000	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company[2]
Lee K. Yamauchi Age: 43	Assistant Treasurer	2000	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company[2]

1	Officers of the Fund serve until their resignation, removal or retirement.
2	Company affiliated with Capital International, Inc.

No officer, director or employee of Capital International, Inc. or its affiliates receives any remuneration from the Fund. All Directors and Officers as a group owned beneficially less than 1% of each Fund’s shares outstanding on July 7, 2006.

The address for all Officers of the Fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, 90025-3384, Attention: Fund Secretary. Correspondence intended for Officers should be sent to this address.

Additional Information

Independent registered public accounting firm

The Board (including a majority of Directors who are not “interested persons” of the Fund as that term is defined in the 1940 Act) has selected PricewaterhouseCoopers LLP (“PwC”) to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2006. PwC has served as the Fund’s independent registered public accounting firm since the Fund’s inception. No representative of PwC is expected to attend the meeting of shareholders. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of its independent auditor.

The Audit Committee of the Fund has discussed with PwC representatives the independence of PwC from the Fund and its management, including the matters disclosed in the letter from PwC required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining its independence.

SEC rules require the disclosure of professional fees billed to the Fund, the investment adviser and affiliates of the investment adviser providing services to the Fund, during each of the Fund’s last two fiscal years, as follows:

Emerging Markets Growth Fund, Inc.
Billed to the Fund:	2005	2006

Audit fees.................................................................	$116,000	$121,850

Audit-related fees.....................................................	none	none

Tax fees....................................................................	161,360	131,900
(tax fees for 2005 and 2006 consist of professional services relating to: preparing the Fund’s federal and state income tax returns; preparing the local tax return and acting as tax advisor in India and Venezuela.)

All other fees............................................................	none	none

Emerging Markets Growth Fund, Inc.
Billed to the Investment Adviser and its affiliates:	2005	2006

(includes only fees for non-audit services billed to the investment adviser and its affiliates that provide ongoing services to the Fund for engagements that relate directly to the operations and financial reporting of the Fund and that were subject to the pre-approval policies described below.)

Audit-related fees.....................................................	none	none

Tax fees....................................................................	$25,000	none

All other fees............................................................	none	none

Pre-approval policies: The Fund’s Audit Committee will pre-approve all audit and permissible non-audit services that the Audit Committee considers compatible with maintaining the accountant’s independence. The pre-approval requirement will extend to all non-audit services provided to the Fund, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Audit Committee may delegate to one or more Audit Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Audit Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the Fund’s accountant, including fees for all services billed to the Fund and investment adviser and affiliates that provide ongoing services to the Fund were $186,360 for fiscal year 2005 and $131,900 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Audit Committee and considered to be compatible with maintaining the accountant’s independence.

Other Matters

Neither the persons named in the enclosed proxy nor the Board are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Fund and the Fund’s shareholders.

Shareholder Proposals

The Fund does not hold annual shareholders meetings. Meetings of shareholders may be called from time to time by either the Fund or the shareholders. Shareholder proposals that comply with applicable rules under the Securities Exchange Act of 1934 may be included in a Fund’s proxy statement for a particular meeting. The rules currently require that for future shareholder meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. In addition, the rules require that a proposal submitted for inclusion in the Fund’s proxy materials for a subsequent shareholders meeting be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

Any shareholder proposals for inclusion in proxy materials for a subsequent shareholders meeting must be submitted in writing to the Secretary of the Fund, at its principal executive offices, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025-3384. Any such proposals must comply with all the requirements of rule 14a-8 under the Securities Exchange Act of 1934, as amended. Shareholders wishing to suggest candidates to the Fund’s Committee on Directors for consideration as directors may do so by submitting a written notice to the Committee on Directors, c/o the Fund’s Secretary. The notice must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Directors.

Annual Report Delivery

The Fund will furnish, upon request and without charge, a copy of its most recent annual report and/or semi-annual report, to any shareholder. Such requests should be directed to the Secretary of the Fund at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025-3384, or by telephoning 800/421-0180 x96245. The Fund does not have an Internet website.

General Information

Capital International, Inc. is the investment adviser to the Fund and is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025-3384 and 135 South State College Boulevard, Brea, CA 92821-5823. The enclosed proxy is solicited by and on behalf of the Board. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain Officers and Directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, facsimile or personally. We urge all shareholders to vote their shares by mail, telephone or the Internet. If voting by mail, please mark, sign, date, and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States. To vote your proxy by telephone or the Internet, please follow the instructions that appear on the enclosed insert.

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement, free of charge, please write to the Fund’s Secretary at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025-3384, or by telephoning 800/421-0180 x96245. These requests will be honored within three business days of receipt. If you received a proxy statement for each shareholder who shares your address and would like to receive a single copy of such material in the future, please write to or call at the address and telephone number indicated above.

By order of the Board of Directors,

Nelson N. Lee
Secretary

July 18, 2006

Appendix A

5% Shareholders (as of July 7, 2006)	Emerging Markets Growth Fund, Inc.

Name and Address	Shares held	As % of shares outstanding

New York State Common Retirement Fund 3 Chase Metrotech Center, 5th Floor Brooklyn, NY 11245	9,153,153	6.337

General Motors Employes Global Group Pension Trust 3 Chase Metrotech Center, 5th Floor Brooklyn, NY 11245	8,645,002	5.985

Alaska Permanent Fund Corporation 801 West 10th Street, Suite 302 Juneau, AK 99801-1878	8,570,570	5.934

LA County Employees Retirement Association 300 North Lake Avenue, Suite 850 Pasadena, CA 91101-4109	7,239,383	5.012

Appendix B

This document serves as the Committee on Directors Charter of the Board of Directors of Emerging Markets Growth Fund, Inc. (the “Fund”).

Emerging Markets Growth Fund, Inc.
Amended and Restated Charter of the Committee on Directors
(as approved and adopted by the Fund’s
Board of Directors on March 4, 2004)

Composition and Term of Office

The Board of Directors (the “Board”) shall review and designate, at least every four years, three or more of its members who (i) are not affiliated with the Manager of the Fund, (ii) are not considered “interested persons” of the Fund under the Investment Company Act of 1940 and (iii) are otherwise independent (“Non-Affiliated Directors”), to serve on the Committee on Directors (“Committee”), as well as a Chairperson.1  To be considered independent, a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund, or be a former officer or director of the Manager of the Fund or any of its affiliates. The Committee shall be comprised solely of Non-Affiliated Directors. The Chairman of the Board shall be the ex-officio member of the Committee, and the Secretary of the Fund shall be the Secretary of the Committee.

Primary Responsibilities

The Committee shall have the following primary responsibilities:

1.
The Committee shall review performance and qualifications of each non-affiliated director approximately every four years. The Committee shall review, periodically and at least every four years, the size and structure of the existing Board to assure that the proper skills and experience are represented in its membership. In addition, the Committee will review attendance as an important criterion indicating interest and involvement in Board matters. A director should attend at least 75% of meetings on a rolling four-year period.

2.
The Committee shall propose to the full Board its nominees for Board membership, based upon the recommendations of the Chairman and other Board members. The Committee shall consider individuals that will maintain the international composition of the Board, bring emerging markets experience, and reflect different categories of shareholders.

3.	The Committee shall maintain a list of persons who may be potential directors.
4.	The Committee shall periodically review the compensation of directors in light of practices at similar funds and make recommendations to the Board.
5.
The Committee shall make recommendations to the Board with respect to which directors should serve on the various committees of the Board. The Committee shall also make recommendations to the Board with respect to which members of the Audit Committee should be designated as “audit committee financial experts” as defined under the regulations adopted by the U.S. Securities and Exchange Commission.

6.	The Committee shall review potential conflicts of interest of prospective Board members.
7.	The Committee shall periodically review governance issues relevant to the Fund and shall propose action on matters of governance to the full Board.
8.
The Committee shall annually make a recommendation to the Board as to whether legal counsel to the Board qualifies as “independent legal counsel” within the meaning of certain exemptive rules under the Investment Company Act of 1940.

9.	The Committee shall review and consider shareholder proposals received by the Fund and shall recommend action to be taken regarding shareholder proposals.
10.	The Committee shall work with Fund management to ensure that Board members receive full and appropriate information upon which to base their decisions.
11.	The Committee shall perform such other functions, which from time to time may be designated by the Board.

1 In connection with the fulfillment of its duties and responsibilities, the Committee shall have due regard to the requirements of Maryland law and the Investment Company Act of 1940, as amended. In particular, the Committee notes that the 1940 Act (1) requires generally, that all directors be elected by shareholders at an annual or special meeting, (2) permits vacancies to be filled between meetings of shareholders if at least 2/3 of the directors have been elected by shareholders, but (3) requires that a special shareholders meeting be called to elect directors if less than 50% of the directors have been elected by shareholders.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Every proxy vote is important!

Vote your proxy on the phone or Internet.

It saves Money! Telephone and Internet voting saves postage costs, which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your proxy card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD                     EMERGING MARKETS GROWTH FUND, INC.                 PROXY CARD

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
FOR THE MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 20, 2006

The undersigned hereby appoints Peter C. Kelly, Victor D. Kohn, Nelson N. Lee, Laurie D. Neat and Shaw B. Wagener, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the aforesaid Meeting of Shareholders to be held at Shutters on the Beach Hotel, One Pico Boulevard, Santa Monica, California, USA 90405 on Wednesday, September 20, 2006 at 5:00 p.m. local time, on all matters coming before the said meeting.

Please mark, sign, date and return this proxy. When properly completed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192 999 99999 999 999 ___________________

Note: Please sign exactly as your name(s) appear on this card to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

Signature

Signature (if held jointly)

Date  16579_EMG

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

EMERGING MARKETS GROWTH FUND, INC.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1. Election of Directors:

01	Paul N. Eckley	07	L. Erik Lundberg	FOR	WITHOLD	FOR ALL
02	Nancy C. Everett	08	Helmut Mader	ALL	ALL	EXCEPT
03	David I. Fisher	09	William Robinson	☐	☐	☐
04	Beverly L. Hamilton	10	Michael L. Ross
05	Raymond Kanner	11	Aje K. Saigal
06	Victor D. Kohn	12	Shaw B. Wagener

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

________________________________________________________________________

IMPORTANT
Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

EMG_16579